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                                                                EXHIBIT 10(12.3)

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                                                                EXHIBIT 10(12.3)





                                 THIRD AMENDMENT

         THIS THIRD AMENDMENT (this "Third Amendment") dated as of October 16, 1998 is to the Amended and Restated Credit Agreement (as previously amended, the "Credit Agreement") dated as of July 25, 1997 among LAYNE CHRISTENSEN COMPANY (the "Company"), LAYNE CHRISTENSEN AUSTRALIA PTY LIMITED ("Layne Australia"), various financial institutions and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (in such capacity, the "Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

         WHEREAS, the parties hereto have entered into the Credit Agreement which provides for (i) the Banks to make U.S. Loans to the Company from time to time, (ii) the Australian Banks to make Australian Loans to Layne Australia from time to time, and (iii) the Issuer to issue Letters of Credit for the account of the Company (or jointly for the account of the Company and any Subsidiary) from time to time and for the Banks to purchase participations therein; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more fully set forth below;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1. AMENDMENT. Effective on (and subject to the occurrence of) the Third Amendment Effective Date (as defined below), subsection 10.11(i) shall be amended by deleting the percentage "10%" therein and substituting "15%" therefor.

         SECTION 2. EFFECTIVENESS. The amendment set forth in Section 1 above shall become effective, as of the day and year first above written, on the date (the "Third Amendment Effective Date") that the Agent shall have received counterparts of this Third Amendment executed by the Company and the Required Banks.

         SECTION 3.  MISCELLANEOUS.

         SECTION 3.1 CONTINUING EFFECTIVENESS, ETC. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

         SECTION 3.2 COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall

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be deemed to be an original but all such counterparts shall together constitute one and the same Third Amendment.

         SECTION 3.3 GOVERNING LAW. This Third Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

         SECTION 3.4 SUCCESSORS AND ASSIGNS. This Third Amendment shall be binding upon the Company, Layne Australia, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, Layne Australia, the Banks and the Agent and the successors and assigns of the Banks and the Agent.

         Delivered at Chicago, Illinois, as of the day and year first above written.



                             LAYNE CHRISTENSEN COMPANY


                             By: /s/ Jerry W. Fanska
                                -----------------------------------------
                             Title: Vice President
                                   --------------------------------------



                             BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION,
                                    as Agent


                             By: /s/ R. G. Stapleton
                                -----------------------------------------
                                     Managing Director



                             BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                             ASSOCIATION, as a Bank


                             By: /s/ R. G. Stapleton
                                -----------------------------------------
                                     Managing Director

                                      -2-

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                             MERCANTILE BANK, as Co-Agent and
                             as a Bank


                             By: /s/ Roger A. Lumley
                                -----------------------------------------
                             Title:  Senior Vice President
                                  ---------------------------------------



                              MICHIGAN NATIONAL BANK, as Co-Agent and as a Bank


                              By: /s/ Christopher J. Mayone
                                -----------------------------------------
                              Title: Commercial Relationship Manager
                                   --------------------------------------



                             THE BANK OF NOVA SCOTIA


                              By: /s/ F.C.H. Ashby
                                -----------------------------------------
                              Title:  Senior Manager Loan Operations
                                   --------------------------------------



                             SOCIETE GENERALE - CHICAGO BRANCH


                             By: /s/ Robert W. Bolt
                                -----------------------------------------
                             Title: Director
                                   --------------------------------------


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